SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K

                                 -----------------------

                                    CURRENT REPORT


                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934



           Date of Report (date of earliest event reported):  September 29, 1994


                                     VIACOM INC.
               --------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



              Delaware                1-9553                04-2949533
            -----------------    ----------------        ----------------
              (State or          (Commission File        (I.R.S. Employer
               other                 Number)              Identification
            jurisdiction                                       No.)
            of Incorporation)



           200 Elm Street, Dedham, Massachusetts               02026
           -------------------------------------            ------------
           (Address of principal executive offices)          (Zip Code)



   Registrant's telephone number, including area code:     (617) 461-1600



                                Page 1 of [   ] Pages
                          Exhibit Index Appears on Page [  ]

          Item 5.  Other Events.
          ----------------------

               On September 29, 1994, Blockbuster Entertainment
          Corporation, a Delaware corporation ("Blockbuster"), was merged (the "Merger") with and into Viacom Inc., a Delaware corporation ("Viacom"), pursuant to the Agreement and Plan of Merger dated as of January 7, 1994, as amended as of June 15, 1994 (the "Merger Agreement"). The Merger Agreement is incorporated herein by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (No. 33-55271) filed by Viacom with the Securities and Exchange Commission on August 29, 1994. The Merger was approved by the stockholders of Blockbuster and Viacom at special meetings held on September 29, 1994. Pursuant to the Merger Agreement, each share of Common Stock (other than shares held by Viacom, Blockbuster and, if appraisal rights are available under the Delaware General Corporation Law, those holders who have demanded and perfected appraisal rights) has been cancelled and converted into the right to receive (i) 0.08 of a share of Class A Common Stock, par value $.01 per share, of Viacom, (ii) 0.60615 of a share of Class B Common Stock, par value $.01 per share, of Viacom ("Viacom Class B Common Stock") and (iii) up to an additional 0.13829 of a share of Viacom Class B Common Stock, with such number of shares depending on market prices of Viacom Class B Common Stock during the year following the effective time of the Merger, evidenced by one variable common right of Viacom.
          A copy of the press release dated September 29, 1994 announcing approval of the Merger Agreement by Blockbuster's stockholders and Viacom's stockholders and completion of the Merger is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

               In connection with the consummation of the Merger, Viacom entered into a $1.8 billion senior unsecured eight-year reducing revolving credit agreement (the "Credit Agreement") with the banks party thereto, The Bank of New York, as a Managing Agent and as the Documentation Agent, Citibank, N.A., as a Managing Agent and as the Administrative Agent, Morgan Guaranty Trust Company of New York, as a Managing Agent, JP Morgan Securities Inc., as the Syndication Agent, The Bank of America NT&SA ("BA"), as a Managing Agent, and the banks named as Agents therein.

               Borrowings under the Credit Agreement were used to refinance certain existing indebtedness of Blockbuster under (i) the $1,000,000,000 Amended and Restated Credit Agreement dated as of December 22, 1993 among Blockbuster, certain of Blockbuster's subsidiaries, BA, as Agent, BA Securities Inc., as Arranger, and the other financial institutions party thereto; (ii) the $1,000,000,000 Credit Agreement dated as of February 15, 1994 among Blockbuster, BA, as Agent, BA Securities Inc., as Arranger, and the other financial institutions party thereto; and (iii) the $250,000,000 Credit Agreement dated as of September 8, 1994 between Blockbuster and NationsBank of Florida, N.A. The Credit Agreement will also be available for general corporate purposes. The Credit Agreement will mature on July 1, 2002. A copy of the Credit Agreement is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

               The obligations of Viacom under the Credit Agreement are guaranteed by Viacom International Inc. and Paramount Communications Inc. Copies of the guarantees of Viacom International Inc. and Paramount Communications Inc. with respect to the Credit Agreement are filed as Exhibits 99.3 and 99.4 hereto, respectively, and are incorporated by reference herein.


          List of Exhibits.
          -----------------

               Exhibit
               -------
               Number    Description
               ------    -----------

               99.1      Press release of Viacom Inc., dated September 29, 1994.

               99.2 Credit Agreement, dated as of September 29, 1994, among Viacom Inc., the Banks party thereto, The Bank of New York, as a Managing Agent and as the Documentation Agent, Citibank, N.A., as a Managing Agent and as the Administrative Agent, Morgan Guaranty Trust Company of New York, as a Managing Agent, JP Morgan Securities Inc., as the Syndication Agent, The Bank of America NT&SA, as a Managing Agent, and the Banks named as Agents therein.

               99.3 Guarantee, dated as of September 29, 1994, made by Paramount Communications Inc.

               99.4 Guarantee, dated as of September 29, 1994, made by Viacom International Inc.

                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VIACOM INC.
                                        Registrant

          Date:  September 29, 1994     By: /s/  Philippe P. Dauman
                                            ---------------------------
                                        Title:  Executive Vice President,
                                                General Counsel, Chief
                                                Administrative Officer and
                                                Secretary

                                    EXHIBIT INDEX
                                    -------------

Exhibit No.  Description                                                Page
- -----------  -----------                                                ----



99.1         Press release of Viacom Inc., dated September 29, 1994.

99.2 Credit Agreement, dated as of September 29, 1994, among Viacom Inc., the Banks party thereto, The Bank of New York, as a Managing Agent and as the Documentation Agent, Citibank, N.A., as a Managing Agent and as the Administrative Agent, Morgan Guaranty Trust Company of New York, as a Managing Agent, JP Morgan Securities Inc., as the Syndication Agent, The Bank of America NT&SA, as a Managing Agent, and the Banks named as Agents therein.

99.3 Guarantee, dated as of September 29, 1994, made by Paramount Communications Inc.

99.4 Guarantee, dated as of September 29, 1994, made by Viacom International Inc.